UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2008

Mezey Howarth Racing Stables, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52529	20-8623320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Ave Pico, Ste C-629
San Clemente, California 92673

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (949) 429-4007

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Election of Directors

On February 20, 2008, the Shareholders of the Company voted to elect J. Wade Mezey, Paul Howarth and Brian Meshkin to serve on the Board of Directors from April 1, 2008 through March 31, 2009.

Item 8.01 Other Events

(a) On February 20, 2008, the Shareholders of the Company approve the the transaction between the Company and ABTTC, Inc.  The shareholders approved the Board to close the transaction upon the Board's discretion

(b) On February 20, 2008, the Shareholders of the Company voted to ratify the actions taken by the Company's Officer and Directors for the fiscal year 2007.

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2008	Mezey Howarth Racing Stables, Inc.
By: /s/ J. Wade Mezey
Title: Chief Executive Officer